Exhibit 99.2

PXRE Group Ltd.

CONSOLIDATED BALANCE SHEETS
(Dollars in thousands, except par value per share)

	September 30, 2005	December 31, 2004

	(Unaudited)
ASSETS
Investments:
Fixed maturities:
Available-for-sale (amortized cost $923,560 and $705,204, respectively)	$910,967	$701,798
Trading (cost $28,225 and $13,725, respectively)	27,667	15,483
Short-term investments	174,226	296,318
Hedge funds (cost $129,027 and $ 86,549, respectively)	144,671	129,118
Other invested assets (cost $4,177 and $5,663, respectively)	4,433	6,823

Total investments	1,261,964	1,149,540
Cash	18,010	15,668
Accrued investment income	9,621	8,054
Premiums receivable, net	188,170	93,116
Other receivables	11,161	35,315
Reinsurance recoverable on paid losses	6,281	8,003
Reinsurance recoverable on unpaid losses	271,956	61,215
Ceded unearned premiums	2,061	3,500
Deferred acquisition costs	7,736	1,745
Income tax recoverable	47,833	31,594
Other assets	46,801	46,666

Total assets	$1,871,594	$1,454,416

LIABILITIES
Losses and loss expenses	$985,441	$460,084
Unearned premiums	59,182	15,952
Subordinated debt	167,080	167,075
Reinsurance balances payable	121,486	10,937
Deposit liabilities	70,330	72,143
Other liabilities	28,116	31,670

Total liabilities	1,431,635	757,861

SHAREHOLDERS' EQUITY
Serial convertible preferred shares, $1.00 par value,
$10,000 stated value – 10 million shares authorized, 0.01 million
and 0.02 million shares issued and outstanding, respectively	58,132	163,871
Common shares, $1.00 par value – 50 million shares authorized,
29.4 million and 20.5 million shares issued and outstanding, respectively	29,395	20,469
Additional paid-in capital	445,425	329,730
Accumulated other comprehensive loss net of deferred income
tax benefit of $1,932 and $1,616, respectively	(12,269)	(4,855)
(Accumulated deficit)/retained earnings	(71,041)	194,081
Restricted shares at cost (0.5 million and 0.4 million shares, respectively)	(9,683)	(6,741)

Total shareholders' equity	439,959	696,555

Total liabilities and shareholders' equity	$1,871,594	$1,454,416

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PXRE Group Ltd.

CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE OPERATIONS
(Dollars in thousands, except per share amounts)

	Three Months Ended September 30,		Nine Months Ended September 30,

	2005	2004	2005	2004

	(Unaudited)
Revenues
Net premiums earned	$68,817	$89,799	$231,671	$228,316
Net investment income	13,526	5,157	30,649	16,941
Net realized investment (losses) gains	(34)	(40)	(366)	11
Fee income	353	695	770	1,556

	82,662	95,611	262,724	246,824

Losses and Expenses
Losses and loss expenses incurred	408,958	156,335	478,521	192,551
Commission and brokerage	12,945	8,900	32,012	28,286
Operating expenses	7,255	8,272	27,103	30,760
Foreign exchange gains	(237)	(382)	(1,053)	(22)
Interest expense	3,615	3,817	10,837	10,947

	432,536	176,942	547,420	262,522

Loss before income taxes, cumulative effect of accounting change and convertible preferred share dividends	(349,874)	(81,331)	(284,696)	(15,698)
Income tax benefit	(32,531)	(8,157)	(33,603)	(6,844)

Loss before cumulative effect of accounting change and convertible preferred share dividends	(317,343)	(73,174)	(251,093)	(8,854)
Cumulative effect of accounting change, net of $0.2 million tax benefit	—	—	—	(1,053)

Net loss before convertible preferred share dividends	$(317,343)	$(73,174)	$(251,093)	$(9,907)

Convertible preferred share dividends	1,241	3,583	5,878	10,540

Net loss to common shareholders	$(318,584)	$(76,757)	$(256,971)	$(20,447)

Comprehensive Operations, Net of Tax
Net loss before convertible preferred share dividends	$(317,343)	$(73,174)	$(251,093)	$(9,907)
Net change in unrealized (depreciation) appreciation on investments	(6,062)	6,597	(7,626)	(2,952)
Reclassification adjustments for (gains) losses included in net loss	(5)	(41)	212	143

Comprehensive loss	$(323,410)	$(66,618)	$(258,507)	$(12,716)

Per Share
Basic:
Loss before cumulative effect of accounting change and convertible preferred share dividends	$(11.13)	$(5.22)	$(9.79)	$(0.64)
Cumulative effect of accounting change	—	—	—	(0.08)
Convertible preferred share dividends	(0.04)	(0.26)	(0.23)	(0.77)

Net loss to common shareholders	$(11.17)	$(5.48)	$(10.02)	$(1.49)

Average shares outstanding (000's)	28,529	13,995	25,649	13,753

Diluted:
Net loss before cumulative effect of accounting change	$(11.17)	$(5.48)	$(10.02)	$(1.41)
Cumulative effect of accounting change	—	—	—	(0.08)

Net loss	$(11.17)	$(5.48)	$(10.02)	$(1.49)

Average shares outstanding (000's)	28,529	13,995	25,649	13,753

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PXRE Group Ltd.

CONSOLIDATED STATEMENTS OF SHAREHOLDERS' EQUITY
(Dollars in thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,

	2005	2004	2005	2004

	(Unaudited)
Convertible Preferred Shares
Balance at beginning of period	$63,371	$179,147	$163,871	$172,190
Conversion of convertible preferred shares	(5,239)	—	(109,108)	—
Dividends to convertible preferred shareholders	—	3,583	3,369	10,540

Balance at end of period	$58,132	$182,730	$58,132	$182,730

Common Shares
Balance at beginning of period	$28,813	$14,384	$20,469	$13,277
Issuance of common shares, net	582	42	8,926	1,149

Balance at end of period	$29,395	$14,426	$29,395	$14,426

Additional Paid-in Capital
Balance at beginning of period	$437,198	$214,703	$329,730	$192,078
Issuance of common shares, net	7,781	615	114,631	21,832
Tax effect of stock options exercised	446	16	1,064	1,424

Balance at end of period	$445,425	$215,334	$445,425	$215,334

Accumulated Other Comprehensive Income
Balance at beginning of period	$(6,202)	$(7,673)	$(4,855)	$1,692
Change in unrealized (losses) gains	(6,067)	6,556	(7,414)	(2,809)

Balance at end of period	$(12,269)	$(1,117)	$(12,269)	$(1,117)

(Accumulated Deficit) / Retained Earnings
Balance at beginning of period	$251,014	$243,297	$194,081	$188,670
Net loss before convertible preferred share dividends	(317,343)	(73,174)	(251,093)	(9,907)
Dividends to convertible preferred shareholders	(1,241)	(3,583)	(5,878)	(10,540)
Dividends to common shareholders	(3,471)	(867)	(8,151)	(2,550)

Balance at end of period	$(71,041)	$165,673	$(71,041)	$165,673

Restricted Shares
Balance at beginning of period	$(10,727)	$(8,654)	$(6,741)	$(3,391)
Issuance of restricted shares	—	—	(6,069)	(7,336)
Amortization of restricted shares	1,044	854	3,127	2,927

Balance at end of period	$(9,683)	$(7,800)	$(9,683)	$(7,800)

Total Shareholders' Equity
Balance at beginning of period	$763,467	$635,204	$696,555	$564,516
Conversion of convertible preferred shares	(5,239)	—	(109,108)	—
Issuance of common shares, net	8,363	657	123,557	22,981
Restricted shares, net	1,044	854	(2,942)	(4,409)
Unrealized (depreciation) appreciation on investments, net of deferred income tax	(6,067)	6,556	(7,414)	(2,809)
Net loss before convertible preferred share dividends	(317,343)	(73,174)	(251,093)	(9,907)
Dividends to preferred shareholders	(1,241)	—	(2,509)	—
Dividends to common shareholders	(3,471)	(867)	(8,151)	(2,550)
Tax effect of stock options exercised	446	16	1,064	1,424

Balance at end of period	$439,959	$569,246	$439,959	$569,246

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PXRE Group Ltd.

CONSOLIDATED STATEMENTS OF CASH FLOWS
   (Dollars in thousands)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,

	2005	2004	2005	2004

	(Unaudited)
Cash Flow from Operating Activities
Premiums collected, net of reinsurance	$110,376	$73,662	$291,835	$216,037
Loss and loss adjustment expenses paid, net of reinsurance	(57,683)	(27,310)	(162,183)	(65,103)
Commission and brokerage received (paid), net of fee income	353	(25,686)	(14,110)	(51,388)
Operating expenses paid	(7,157)	(8,951)	(24,695)	(30,644)
Net investment income received	6,731	3,516	23,963	12,798
Interest paid	(5,799)	(5,978)	(12,964)	(13,346)
Income taxes recovered (paid)	3	(132)	18,472	(6,093)
Trading portfolio purchased	(3,276)	—	(17,685)	—
Trading portfolio disposed	3,369	6,965	3,369	6,965
Deposit (paid) received	(2,744)	2,373	(1,813)	(5,445)
Other	3,840	18,640	2,856	17,346

Net cash provided by operating activities	48,013	37,099	107,045	81,127

Cash Flow from Investing Activities
Fixed maturities available for sale purchased	(77,912)	(133,889)	(372,936)	(350,946)
Fixed maturities available for sale disposed or matured	35,362	58,133	151,016	296,853
Hedge funds purchased	(5,000)	(8,123)	(119,888)	(13,123)
Hedge funds disposed	6,546	4,127	115,049	10,160
Other invested assets disposed	852	1,425	2,244	4,083
Net change in short-term investments	(3,450)	44,199	122,092	(77,122)
Receivable for securities	344	(3,497)	—	(8,770)
Payable for securities	(1,527)	48	—	30

Net cash used by investing activities	(44,785)	(37,577)	(102,423)	(138,835)

Cash Flow from Financing Activities
Proceeds from issuance of common shares	3,125	690	8,947	16,432
Cash dividends paid to common shareholders	(3,471)	(866)	(8,151)	(2,550)
Cash dividends paid to preferred shareholders	(1,241)	—	(2,509)	—
Cost of shares repurchased	—	(32)	(567)	(938)

Net cash (used) provided by financing activities	(1,587)	(208)	(2,280)	12,944

Net change in cash	1,641	(686)	2,342	(44,764)
Cash, beginning of period	16,369	21,730	15,668	65,808

Cash, end of period	$18,010	$21,044	$18,010	$21,044

Reconciliation of net loss to net cash provided by operating activities:
Net loss before convertible preferred share dividends	$(317,343)	$(73,174)	$(251,093)	$(9,907)
Adjustments to reconcile net loss to net cash provided by
operating activities:
Losses and loss expenses	566,685	89,032	525,357	66,866
Unearned premiums	30,465	22,836	44,670	24,880
Deferred acquisition costs	(2,506)	(2,170)	(5,991)	(1,867)
Receivables	(79,186)	(19,373)	(70,900)	(17,057)
Reinsurance balances payable	108,339	(15,884)	110,549	(26,573)
Reinsurance recoverable	(215,411)	63,050	(209,020)	83,638
Income taxes	(32,528)	(8,286)	(14,858)	(12,933)
Equity in earnings of limited partnerships	(6,030)	(1,328)	(10,568)	(6,013)
Trading portfolio purchased	(3,276)	—	(17,685)	—
Trading portfolio disposed	3,369	6,965	3,369	6,965
Deposit liability	(2,744)	2,373	(1,813)	(5,445)
Receivable on commutation	—	(23,054)	—	(23,054)
Other	(1,821)	(3,888)	5,028	1,627

Net cash provided by operating activities	$48,013	$37,099	$107,045	$81,127